Filed pursuant to Rule 497
File No. 333-149374

FS INVESTMENT CORPORATION

Supplement dated February 13, 2009

to

Prospectus dated September 18, 2008

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation dated September 18, 2008, as supplemented by Supplement No. 1 dated October 15, 2008, and Supplement No. 2 dated January 14, 2009.

You should carefully consider the “Risk Factors” beginning on page 24 of the Prospectus before you decide to invest.

Status of Our Initial Public Offering

In our monthly closing on February 2, 2009, we accepted subscriptions for 400,581 shares of our common stock at an average price per share of $9.49, for corresponding gross proceeds of $3,802,328. Since commencing our public offering on December 15, 2008, we have received and accepted subscriptions totaling $6,552,614.

Portfolio Update

From January 28, 2009 to February 5, 2009, we invested in eight new portfolio companies through secondary market transactions. Presently, our investment portfolio consists of interests in 14 senior secured and second lien loans to private U.S. companies with an average EBITDA of $793.4 million. Our portfolio of investments was purchased at a weighted average price of 73.3% of par value. Presently the weighted average credit rating of our portfolio is B2 based upon the Moody’s scale and our estimated gross annual portfolio yield is 14.7%. We intend to continue to add securities to our portfolio as our offering progresses.

Security	Industry	Cost	Par Value
Senior Secured Debt - First Lien
Sungard Data Systems Inc, L+ 375, 2/28/14	Software Services	$437,500	$500,000
Dex Media West LLC, L+400, 10/24/14	Printing and Publishing	$480,000	$1,000,000
Texas Competitive Electric Holdings (TXU Corp), L+350, 10/10/14	Utility	$740,000	$1,000,000
First Data Corporation, L+275, 9/24/14	Merchant Processing	$352,500	$500,000
Vertellus Specialties, Inc., L+425, 12/10/12	Specialty Chemicals	$406,250	$500,000
BNY Convergex, L+300, 10/2/13	Financial Services	$375,000	$500,000
Global Tel Link, L+600, 2/14/13	Telecommunications	$438,750	$500,000
DTN, Inc., L+500, 3/10/13	Business Information Services	$522,000	$600,000
King Pharmaceuticals, Inc., L+500, 4/19/12	Specialty Pharmaceuticals	$540,750	$600,000
Corel Corporation, L+400, 5/2/12	Software	$367,500	$500,000
1-800 Contacts, L+395, 9/30/14	Healthcare	$487,500	$600,000

Senior Secured Debt - Second Lien
Asurion Corp, L+650, 7/7/15	Insurance	$605,000	$1,000,000
Bresnan Communications LLC, L+450, 3/29/14	Broadcast and Entertainment	$720,000	$1,000,000
Sorenson Communications Inc, L+700, 2/16/14	Telecommunications	$347,500	$500,000

		$6,820,250	$9,300,000

Distribution

On January 29, 2009, our board of directors declared a distribution of $0.0625 per share. The distribution will be payable on March 31, 2009 to shareholders of record as of January 31, 2009.

Plan of Distribution

This supplement replaces the last paragraph beginning on Page 114 in the section titled “Compensation of the Dealer Manager and Selected Broker-Dealers” with the following.

Our executive officers and directors and their immediate family members, as well as officers and employees of FB Advisor and its affiliates and their immediate family members and other individuals designated by management, and, if approved by our board of directors, joint venture partners, consultants and other service providers, may purchase shares of our common stock in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. We expect that a limited number of shares of our common stock will be sold to individuals designated by management, net of all selling commissions and dealer manager fees, shortly after the commencement of the offering. However, except for certain share ownership and transfer restrictions contained in our charter, there is no limit on the number of shares of our common stock that may be sold to such persons. In addition, the selling commission and the dealer manager fee may be reduced or waived in connection with certain categories of sales, including but not limited to sales for which a volume discount applies, sales to certain institutional investors, sales to employees of selected broker-dealers, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The amount of net proceeds to us will not be affected by reducing or eliminating the selling commissions or the dealer manager fee payable in connection with sales to such institutional investors and affiliates. FB Advisor and its affiliates will be expected to hold their shares of our common stock purchased as stockholders for investment and not with a view towards distribution. Shares of our common stock purchased by our executive officers and directors, FB Advisor and by officers, employees or other affiliates of FB Advisor shall not count toward the minimum offering requirement.

This supplement adds the following section to “Plan of Distribution.”

Other Discounts

The dealer manager may, at its sole discretion, enter into an agreement with a selected broker-dealer whereby such selected broker-dealer may aggregate subscriptions on part of a combined order for the purpose of offering investors reduced aggregate selling commissions and/or dealer manager fees. The specific terms of any such arrangement will be subject to negotiation between the dealer manager and the selected broker-dealer and will not reduce the amount of net proceeds available to us from the sale of our shares. Any reduction in the selling commissions and dealer manager fees would be prorated among the separate subscribers.